SUP-0140-0617

AB MULTI-MANAGER ALTERNATIVE FUND

(the “Fund”)

Supplement dated June 9, 2017 to the Prospectus dated July 29, 2016 offering shares of beneficial interest of the Fund (the “Prospectus”).

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The following changes to the Prospectus will take effect on or about June 30, 2017:

Fund Officers

The following information is added to the table under “Trustees and Officers — Biographical Information for Officers of the Fund” (on pages 66-67):

Name, Address* and Age	Positions Held With Fund	Principal Occupation During Past Five Years
Stuart Davies, 47	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2012.
Vikas Kapoor, 45	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

Portfolio Managers

The chart under “Investment Advisory and Management Information — The Portfolio Managers” (on page 72) is deleted in its entirety and replaced with the following:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Stuart Davies; since June 2017; Senior Vice President of the Adviser	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2012.

Vikas Kapoor; since June 2017; Senior Vice President of the Adviser	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2012.

The chart under “Investment Advisory and Management Information — The Portfolio Managers — Other Accounts Managed” (on page 74-75) is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Type of Account	Total # of Accounts Managed*	Total Assets (000,000’s omitted)*	# of Accounts Managed for which Advisory Fee is Based on Performance*	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)*
Stuart Davies	Registered Investment Companies:	0	—	0	—
	Other Pooled Investment Vehicles:	1	18	0	—
	Other Accounts:	16	2,355	3	119
Vikas Kapoor	Registered Investment Companies:	0	—	0	—
	Other Pooled Investment Vehicles:	1	18	0	—
	Other Accounts:	16	2,355	3	119

*	All data as of March 31, 2017.

The section of the Prospectus entitled “Investment Advisory and Management Information — The Portfolio Managers — Beneficial Ownership of Securities” (on page 75) is deleted in its entirety and replaced with the following:

Neither Mr. Davies nor Mr. Kapoor owned any equity securities of the Fund directly or beneficially as of March 31, 2017.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0617